                            SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934


Filed by the Registrant  [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:

[ ]     Preliminary Proxy Statement
[ ]     Confidential, for Use of the Commission Only (as permitted by
        Rule 14a-6(e)(2))
[X]     Definitive Proxy Statement
[ ]     Definitive Additional Materials
[ ] Soliciting Material Pursuant to Sections. 240.14a-11(c) or Sections. 240.14a-12

                       SPORTSNUTS.COM INTERNATIONAL, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
       (Name of Person(s) Filing Proxy Statement if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]    No fee required.
[ ]    Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

       1)     Title of each class of securities to which transaction applies:

              -----------------------------------------------------------------

       2)     Aggregate number of securities to which transaction applies:

              -----------------------------------------------------------------

       3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

              -----------------------------------------------------------------


       4)     Proposed maximum aggregate value of transaction:


              -----------------------------------------------------------------

       5)     Total fee paid:


              -----------------------------------------------------------------


[ ]     Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

       1)     Amount Previously Paid:


              -----------------------------------------------------------------

       2)     Form, Schedule or Registration Statement No.:


              -----------------------------------------------------------------


       3)     Filing Party:


              -----------------------------------------------------------------


       4)     Date Filed:


              -----------------------------------------------------------------

                       SPORTSNUTS.COM INTERNATIONAL, INC.

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                                   May 5, 2000


TO THE SHAREHOLDERS:

        NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders (the "Annual Meeting") of SportsNuts.com International, Inc. (the "Company"), a Delaware corporation, will be held at 1:00 P.M., Mountain Time, on Friday June 2, 2000 at the Hampton Inn & Suites located at 10690 South 160 West, Sandy, Utah 84070 for the following purposes:

      1. to elect a Board of Directors consisting of five directors to serve a one-, two-, or three-year term, or until their successor is duly elected and qualified;

      2. to amend and restate the Company's Certificate of Incorporation, providing for (i) an increase in the number of authorized shares of Common Stock from 50,000,000 shares to 200,000,000 shares, (ii) an increase in the number of authorized shares of Preferred Stock from 5,000,000 shares to 20,000,000 shares, and (iii) a 20-1 reverse split of the outstanding shares of capital stock;

      3. to affirm the selection by the Board of Directors of Jones, Jensen & Co., certified public accountants, as independent auditors for the year ended December 31, 2000; and

      4. to transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

      The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

      The Board of Directors has fixed the close of business on April 15, 2000 as the record date for determining the stockholders entitled to receive notice of, and to vote at, the Annual Meeting or any adjournment thereof.

      ONLY SHAREHOLDERS OF RECORD AT THE CLOSE OF BUSINESS ON APRIL 15, 2000, ARE ENTITLED TO NOTICE OF AND VOTE AT THE ANNUAL MEETING AND ANY ADJOURNMENT(S) THEREOF. HOWEVER, TO ENSURE YOUR REPRESENTATION AT THE ANNUAL MEETING, YOU ARE URGED TO MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE IN THE POSTAGE-PREPAID ENVELOPE ENCLOSED FOR THAT PURPOSE. ANY SHAREHOLDER ATTENDING THE MEETING MAY VOTE IN PERSON EVEN IF SUCH SHAREHOLDER HAS PREVIOUSLY RETURNED A PROXY.


                                    BY ORDER OF THE BOARD OF DIRECTORS


                                    /s/ Kenneth Denos
                                    -----------------------------------
                                    Kenneth Denos
                                    Secretary
                                    SportsNuts.com International, Inc.
                                    Dated: May 5, 2000

-------------------------------------------------------------------------------

                                 PROXY STATEMENT

                       SPORTSNUTS.COM INTERNATIONAL, INC.
                          THE TOWERS AT SOUTH TOWNE II
                         10421 SOUTH 400 WEST, SUITE 550
                            SALT LAKE CITY, UT 84095

                         ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON JUNE 2, 2000

-------------------------------------------------------------------------------


                             SOLICITATION OF PROXIES

      This Proxy Statement is furnished to the shareholders of SportsNuts.com International, Inc., a Delaware corporation (hereafter "SportsNuts.com" or the "Company"), in connection with its annual meeting of shareholders (the "Annual Meeting") to be held on Friday, June 2, 2000, at the Hampton Inn & Suites, 10690 South 160 West, Sandy, Utah 84070 at 1:00 P.M., Mountain Time, and at any adjournment or postponement thereof. This Proxy Statement, Notice of Annual Meeting of Shareholders, and the accompanying form of proxy are first being sent or given to the Company's shareholders on or about May 5, 2000.

      All shares represented by each properly executed, unrevoked proxy received in time for the Annual Meeting will be voted as directed by the stockholder. If no specific voting instructions are given to the contrary, the proxy will be voted FOR:

      1. the election of five nominees to the Board of Directors as listed in this proxy;

      2. the amendment and restatement of the Company's Certificate of Incorporation, providing for (i) an increase in the number of authorized shares of Common Stock from 50,000,000 to 200,000,000 shares, (ii) an increase in the number of authorized shares of Preferred Stock from 5,000,000 to 20,000,000 shares, and (iii) a 20-1 reverse split of the Company's outstanding shares of capital stock; and

      3. the affirmation of the Company's selection of Jones, Jensen & Co., certified public accountants, as the Company's independent auditors for the year ended December 31, 2000.

      If any other matters properly come before the Annual Meeting, including, among other things, consideration of a motion to adjourn the Annual Meeting to another time or place, the person named in the accompanying proxy will vote on such matters in accordance with their best judgement.

      ANY PROXY DULY GIVEN PURSUANT TO THIS SOLICITATION MAY BE REVOKED BY THE PERSON OR ENTITY GIVING IT AT ANY TIME BEFORE IT IS VOTED BY DELIVERING A WRITTEN NOTICE OF REVOCATION TO THE SECRETARY OF THE COMPANY OR BY ATTENDING THE ANNUAL MEETING (ALTHOUGH ATTENDANCE AT THE ANNUAL MEETING WILL NOT IN AND OF ITSELF CONSTITUTE A REVOCATION OF THE PROXY).

      The Company will bear all costs and expenses relating to the solicitation of proxies, including the costs of preparing, printing and mailing to shareholders this Proxy Statement and accompanying material. In addition to the solicitation of proxies by use of the mail, the directors, officers, and employees of the Company, without receiving additional compensation therefor, may solicit proxies personally or by telephone or facsimile.

                                     VOTING

      The Board of Directors has fixed the close of business on April 15, 2000 as the record date for determination of shareholders entitled to receive notice of and to vote at the Annual Meeting (the "Record Date"). As of the Record Date, there were issued and outstanding 18,398,361 shares of Common Stock. The holders of record of the shares of Common Stock each have the right to one vote for each share of the Company's Common Stock held on the Record Date. Cumulative voting for the election of directors for any other purpose is not provided for. Stock representing a majority of the 18,398,361 shares of Company's Common Stock issued and outstanding on the Record Date must be represented at the Annual Meeting to constitute a quorum for conducting business.


         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

SPORTSNUTS.COM INTERNATIONAL, INC.

      The following table sets forth certain information regarding the beneficial ownership of the Company's Common Stock (par value $0.001 per share) as of April 1, 2000, by (i) each person (or group of affiliated persons) who is known by the Company to beneficially own more than 5% of the outstanding shares of the Company's Common Stock, (ii) each person who has served as a director or executive officer of the Company during the calendar year 1999, and (iii) all persons who have served as a director or executive officer of the Company during the calendar year 1999 as a group. As of such date, the Company had 18,398,361 shares of Common Stock outstanding. Unless indicated otherwise, the address for each officer, director, and 5% shareholder is c/o the Company, 10421 South 500 West, Suite 550, Salt Lake City, Utah 84095.


SPORTSNUTS.COM INTERNATIONAL, INC.

                                                                     COMMON STOCK
                    DIRECTORS, EXECUTIVE OFFICERS,         -------------------------------------
                          5% STOCKHOLDERS                     NUMBER         PERCENT OF CLASS(1)
                    ------------------------------         -----------       -------------------
Kenneth Denos(2)                                                 -                    -
David Hill(3)                                                   50,000                **
Anthony Moore(4)                                             1,016,457              5.24%
Pierre R. Boivin(5)                                            593,125              3.14%
Kenneth Forrest(6)                                           2,092,493             10.64%
David Bradford(7)                                               60,000                **
Timothy Shields(8)                                             736,215              3.86%
Richard Lubic(9)                                                 -                    -
George Napier(10)                                              403,682              2.15%
Rodger Smith(11)                                                   662                **
Darren Heiselt(12)                                               -                    -
Gardner Management, Inc. Profit Sharing
  Plan and Trust(13)                                        18,983,417             50.90%
John Schmitz and Stanley Aber as
  Tenants in Common(14)                                      1,000,822              5.16%
Object Select, LLC(15)                                         944,882              5.14%
Daniel Klibanoff(16)                                         1,812,907              9.85%
                                                           -----------            ------
All directors and officers as a group                        4,952,634             22.17%
(11 persons)

** Less than one percent.

(1) For each shareholder, the calculation of percentage of beneficial ownership is based upon 18,398,361 shares of Common Stock outstanding as of April 1, 2000, and shares of Common Stock subject to options, warrants and/or conversion rights held by the shareholder that are currently exercisable or exercisable within 60 days, which are deemed to be outstanding and to be beneficially owned by the shareholder holding such options, warrants, or conversion rights. The percentage ownership of any shareholder is determined by assuming that the shareholder has exercised all options, warrants and conversion rights to obtain additional securities and that no other shareholder has exercised such rights. Except as otherwise indicated below, the persons and entity named in the table have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them, subject to applicable community property laws.

(2) Executive Vice President, General Counsel, Secretary, and Director of the Company. Excludes 200,000 shares of Common Stock issuable upon exercise of options held by Mr. Denos that are not currently exercisable and will not become exercisable within 60 days.

(3) Chief Financial Officer and Treasurer of the Company. Includes 50,000 shares of Common Stock issuable upon exercise of options held by Mr. Hill that are currently exercisable or will become exercisable within 60 days. Excludes 150,000 shares of Common Stock issuable upon exercise of options held by Mr. Hill that are not currently exercisable and will not become exercisable within 60 days.

(4) Executive Co-Chairman of the Board of Directors of the Company. Includes options held by Mr. Moore to acquire 493,125 shares of common stock that are currently exercisable or will become exercisable within 60 days. Includes 113,688 shares of Common Stock issuable upon exercise of warrants held by Mr. Moore that are currently exercisable or will become exercisable within 60 days. Includes 409,644 shares of Common Stock issuable upon the exercise of a convertible promissory note held by Moore, Clayton & Co., of which Mr. Moore is a principal. Excludes 493,125 shares of Common Stock issuable upon exercise of options held by Mr. Moore that are not currently exercisable and will not become exercisable within 60 days. Also excludes 200,000 shares of Common Stock issuable upon exercise of options held by Moore, Clayton & Co., of which Mr. Moore is a principal, that are not currently exercisable and will not become exercisable within 60 days.

(5) Co-Chairman of the Board of Directors of the Company. Includes 100,000 shares of Common Stock held directly by Mr. Boivin and options to acquire 493,125 shares of common stock that are currently exercisable or will become exercisable within 60 days. Excludes 493,125 shares of Common Stock issuable upon exercise of options held by Mr. Boivin that are not currently exercisable and will not become exercisable within 60 days.

(6) Former President and Director of the Company. Includes 818,085 shares of Common Stock held by the Forrest Group, LLC, of which Mr. Forrest is a principal. Also includes 986,250 shares of Common Stock issuable upon the exercise of options held by Mr. Forrest that are currently exercisable or will become exercisable within 60 days. Includes 288,158 shares of Common Stock issuable upon exercise of warrants held by Mr. Forrest that are currently exercisable or will become exercisable within 60 days.

(7) Director of the Company. Includes options held by Mr. Bradford to acquire 60,000 shares of common stock that are currently exercisable or will become exercisable within 60 days. Excludes 290,000 shares of Common Stock issuable upon exercise of options held by Mr. Bradford that are not currently exercisable and will not become exercisable within 60 days.

(8) Director of the Company and former Vice President of Sales for the Company. Includes 81,311 shares of Common Stock held directly by Mr. Shields. Also includes 654,904 shares of Common Stock issuable upon the exercise of warrants held by Mr. Shields that are currently exercisable or will become exercisable within 60 days.

(9) Former Chief Executive Officer and Director of the Company.

(10) Former Chief Executive Officer and Director of the Company. Includes 403,682 shares of Common Stock issuable upon the exercise of a convertible promissory note held directly by Mr. Napier.

(11) Former Vice President of Marketing, Products, and Operations of the Company. Includes 662 shares of Common Stock held directly by Mr. Smith.

(12) Former Chief Executive Officer, Secretary, and Director of the Company.

(13) Principal Shareholder of the Company. Includes 117,883 shares of Common Stock held directly by Gardner Management, Inc. Profit Sharing Plan and Trust, 18,465,534 shares of Common Stock issuable upon the exercise of a Convertible Promissory Note held by the Trust, and 370,000 shares of Common Stock issuable upon the exercise of warrants held by the Trust.

(14) Principal Shareholder of the Company. Includes 1,000,822 shares of Common Stock issuable from the exercise of a convertible promissory note held directly by Messrs. Schmitz and Aber as tenants in common.

(15) Principal Shareholder of the Company. Includes 944,882 shares of Common Stock held directly by Object Select, LLC.

(16) Principal Shareholder of the Company. Includes 503,098 shares of Common Stock held directly by Mr. Klibanoff and 1,309,809 shares of Common Stock held by InfoDirect, Inc., an Alabama corporation in which Mr. Klibanoff is a controlling shareholder.

SPORTSNUTS.COM, INC.

        The Company currently holds a controlling interest in SportsNuts.com, Inc., a privately-held Delaware corporation ("SNC"). During 2000, the Company intends to merge SNC with and into the Company. Pursuant to this proposed merger, the Company anticipates issuing 0.654904748 shares of the Company's Common Stock in exchange for each share of SNC common stock. In addition, the Company anticipates granting warrants to acquire 0.654904748 shares of the Company's Common Stock in exchange for each warrant to acquire shares of SNC common stock, at an exercise price equal to the current exercise price of the SNC warrants divided by 0.654904748. Finally, the Company intends to assume SNC's existing stock option plan, whereupon the Company will grant options to acquire 0.654904748 shares of the Company's Common Stock in exchange for each option to acquire shares of SNC common stock, at an exercise price equal to the current exercise price of the SNC options divided by 0.654904748.

        The following table sets forth certain information regarding the beneficial ownership of SNC common stock (par value $0.001 per share) as of April 1, 2000, by (i) each person (or group of affiliated persons) who is known by the Company to beneficially own more than 5% of the outstanding shares of the Company's Common Stock, (ii) each person who has served as a director or executive officer of the Company during the calendar year 1999, and (iii) all persons who have served as a director or executive officer of the Company during the calendar year 1999 as a group. As of such date, SNC had 15,900,742 shares of common stock outstanding, 73.47% of which was held by the Company. Unless indicated otherwise, the address for each officer, director, and 5% shareholder is c/o the Company, 10421 South 500 West, Suite 550, Salt Lake City, Utah 84095.

SPORTSNUTS.COM, INC.

                                                                     COMMON STOCK
                    DIRECTORS, EXECUTIVE OFFICERS,         -------------------------------------
                          5% STOCKHOLDERS                     NUMBER         PERCENT OF CLASS(1)
                    ------------------------------         -----------       -------------------
Kenneth Denos(2)                                             650,380                3.97%
David Hill(3)                                                  -                     -
Anthony Moore(4)                                             526,667                3.21%
Pierre Boivin(5)                                             300,000                1.85%
Kenneth Forrest(6)                                         3,313,500               17.26%
David Bradford(7)                                             -                     -
Timothy Shields(8)                                         1,033,713               6.19%
Richard Lubic(9)                                           1,166,667               6.84%
George Napier(10)                                             -                     -
Rodger Smith(11)                                             692,630                4.17%
Darren Heiselt(12)                                            -                     -
Gardner Management, Inc. Profit Sharing
  Plan and Trust(13)                                          -                     -
John Schmitz and Stanley Aber as
  Tenants in Common(14)                                       -                     -
Object Select, LLC(15)                                        -                     -
Daniel Klibanoff(16)                                          -                     -
                                                              --                   --
                                                          ---------               -----
All directors and officers as a group                     7,683,557               33.19%
(11 persons)

(1) For each shareholder, the calculation of percentage of beneficial ownership is based upon 15,900,742 shares of SNC common stock outstanding as of April 1, 2000, and shares of SNC common stock subject to options or warrants held by the shareholder that are currently exercisable or exercisable within 60 days, which are deemed to be outstanding and to be beneficially owned by the shareholder holding such options or warrants. The percentage ownership of any shareholder is determined by assuming that the shareholder has exercised all options and warrants to obtain additional SNC securities and that no other shareholder has exercised such rights. Except as otherwise indicated below, the persons and entity named in the table have sole voting and investment power with respect to all shares of SNC common stock shown as beneficially owned by them, subject to applicable community property laws.

(2) Executive Vice President, General Counsel, Secretary, and Director of the Company. Includes 183,713 shares of SNC common stock held directly by Mr. Denos and options to acquire 466,667 shares of SNC common stock that are currently exercisable or will become exercisable within 60 days. Excludes 733,333 shares of SNC common stock issuable upon exercise of options held by Mr. Denos that are not currently exercisable and will not become exercisable within 60 days.

(3) Chief Financial Officer and Treasurer of the Company.

(4) Executive Co-Chairman of the Board of Directors of the Company. Includes 466,667 shares of SNC common stock issuable upon exercise of options held by Mr. Moore that are currently exercisable or will become exercisable within 60 days. Also includes 60,000 shares of SNC common stock issuable upon the exercise of options held by Moore, Clayton & Co. (of which Mr. Moore is a principal) that are currently exercisable or will become exercisable within 60 days. Excludes 533,333 shares of SNC common stock issuable upon exercise of options held by Mr. Moore that are not currently exercisable and will not become exercisable within 60 days.

(5) Co-Chairman of the Board of Directors of the Company. Includes 300,000 shares of SNC common stock issuable upon exercise of options held by Mr. Boivin that are currently exercisable or will become exercisable within 60 days. Excludes 200,000 shares of SNC common stock issuable upon exercise of options held by Mr. Boivin that are not currently exercisable and will not become exercisable within 60 days.

(6) Former President and Director of the Company. Includes 13,500 shares of SNC common stock held directly by Mr. Forrest and options to acquire 3,300,000 shares of SNC common stock that are currently exercisable or will become exercisable within 60 days.

(7) Director of the Company.

(8) Director of the Company and former Vice President of Sales for the Company. Includes 233,713 shares of SNC common stock held directly by Mr. Shields and options to acquire 800,000 shares of SNC common stock that are currently exercisable or will become exercisable within 60 days.

(9) Former Chief Executive Officer and Director of the Company. Includes options to acquire 1,166,667 shares of SNC common stock that are currently exercisable or will become exercisable within 60 days.

(10) Former Chief Executive Officer and Director of the Company.

(11) Former Vice President of Marketing, Products, and Operations of the Company. Includes options to acquire 696,602 shares of SNC common stock that are currently exercisable or will become exercisable within 60 days.

(12) Former Chief Executive Officer, Secretary, and Director of the Company.

(13) Principal Shareholder of the Company

(14) Principal Shareholder of the Company.

(15) Principal Shareholder of the Company.

(16) Principal Shareholder of the Company.


CHANGE OF CONTROL

        On April 6, 1999, the Company acquired (the "Reorganization") approximately eighty-one percent (81%) of the outstanding capital stock from accredited investors (the "Participating Shareholders") of SportsNuts.com, Inc. ("SNC"), a privately held company. The Reorganization was accounted for as a reverse merger into a non-operating public company, wherein SNC was treated as the accounting acquirer. In conjunction with the Reorganization, the Company changed its name from Durwood, Inc. to SportsNuts.com International, Inc. Prior to the Reorganization, Durwood, Inc. conducted no active business. At the time of the Reorganization, SNC was an Internet-based, online sports club and retail distributor of sports, outdoor, and fitness related products, services, and information that utilized network marketing as a primary means to market and promote its products and services.

        In connection with the Reorganization, the Company effected a 2.213 for 1 forward stock split (the "Forward Split") of all then currently outstanding shares of its Common Stock. The Forward Split resulted in an increase in the outstanding shares of the Company's Common Stock from 1,103,500 to 2,441,713 shares. Immediately prior to the Reorganization, the Company sold to accredited investors 1,000,000 post Forward Split shares of Common Stock at $1.00 per share to raise gross proceeds of $1,000,000. As part of the Reorganization, the Company issued 7,651,252 shares of Common Stock to the Participating Shareholders of SNC in exchange for their collective 11,683,000 shares of SNC common stock. Each Participating Shareholder of SNC received 0.654904748 shares of the Company's Common Stock in exchange for each share of common stock of SNC. Additionally, the Company issued to certain accredited holders of warrants in SNC (each a "Participating Warrant Holder"), warrants for the purchase of 3,353,113 shares of the Company's Common Stock. Each Participating Warrant Holder received the right to purchase 0.654904748 shares of the Company's Common Stock in exchange for each share of SNC common stock they were entitled to purchase pursuant to their SNC warrants. In the future, the Company may issue up to an additional 1,808,192 shares of Common Stock to acquire the remaining 2,761,000 shares of Common Stock of SNC that were held by the remaining shareholders (other than the Company) as of the closing date of the Reorganization.

POSSIBLE FUTURE CHANGE OF CONTROL

        Effective February 1, 2000, the Company sold and issued a promissory note secured by certain tangible and intangible assets of the Company ("Note") in exchange for $450,000 in cash proceeds. As of April 1, 2000 (the "Maturity Date"), the principal amount of the Note is convertible into 18,000,000 shares of Common Stock of the Company. After sixty days from the Maturity Date, the principal amount of the Note, if unpaid, is convertible into 45,000,000 shares of Common Stock. After ninety days from the Maturity Date, the principal amount of the Note, if unpaid, is convertible into 90,000,000 shares of Common Stock. If the Note remains unpaid after ninety days, the conversion of the Note could result in the issuance of Common Stock equal to a substantial majority of the Company's outstanding shares. On March 30, 2000, the Company filed the Note with the Securities and Exchange Commission as an Exhibit to the Company's annual report on Form 10-KSB for the year ended December 31, 1999. The Company will provide a copy of the Note without charge to any shareholder of the Company, upon written or oral request of any such person.


-------------------------------------------------------------------------------

                       PROPOSAL I - ELECTION OF DIRECTORS
-------------------------------------------------------------------------------


        Pursuant to the Company's Delaware Certificate of Incorporation and Bylaws, the Company's Board of Directors (the "Board") has been divided into three classes, with only a single class subject to re-election each year. The initial re-election of the Board under this procedure requires the directors to be nominated to serve a one-, two-, or three-year term. Thereafter, any director, whether elected or re- elected, will serve a three-year term. Each of the Company's eight directorships has been divided into one of these three classes, with one class containing two directorships and two classes containing three directorships.

        There are currently five members of the Board of Directors. The Company intends to fill three open positions on its Board of Directors. The term of office for the current Board expires at the 2000 Annual Meeting. All have been nominated for re-election to the Board depending upon their classification as set forth below. The names of the five nominees, their ages, the years they have been directors of the Company and their current positions with the Company (where applicable) also appear on the following pages. The shares represented by all proxies received will be voted for these nominees, except to the extent authority to do so is withheld as provided in the form of proxy enclosed. If elected, nominees will serve as directors of the Company for the period set forth opposite their name or until their successors are duly elected and have qualified.

        Shares represented by proxies returned and duly executed will be voted, unless otherwise specified, in favor of the five nominees for the Board of Directors named below to serve the terms corresponding to their names. Each nominee for director will be elected by a majority of the votes cast at the Annual Meeting. If any (or all) such persons should be unable to serve, the persons named in the enclosed proxy will vote the shares covered thereby for such substitute nominee (or nominees) as the Board of Directors may select. Shareholders may withhold authority to vote for any nominee(s) in the space provided for such purpose on the enclosed proxy card. Proxies will be voted "FOR" the election of the five nominees for the terms corresponding to their names unless instructions to "WITHHOLD" votes are set forth on the proxy card. Withheld votes will not influence voting results. Abstentions may not be specified as to the election of directors.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE TO ELECT THE FIVE NOMINEES NAMED BELOW FOR THE BOARD OF DIRECTORS FOR THE TERMS OF OFFICE CORRESPONDING TO THEIR NAMES.

NOMINEES FOR DIRECTOR

        The following table sets forth the name, age, and principal position of each nominee for director, as well as the proposed expiration of each director nominee's term of office.


   NAME OF DIRECTOR                AGE                   POSITION            EXPIRATION OF TERM
   ----------------                ---                   --------            ------------------
Anthony Moore                      54             Executive Co-Chairman             2002
Pierre Boivin                      46             Co-Chairman                       2001
Kenneth Denos                      32             Executive Vice President,         2002
                                                  General Counsel, and
                                                  Director
David Bradford                     49             Director                          2003
Timothy Shields                    35             Director                          2001


      Set forth below are the name, age, and business experience of each of the five nominees for election as directors of the Company.

      Anthony Moore, age 54 is the Executive Co-Chairman of the Board of Directors and has been a member of the Board of Directors since April, 1999. Mr. Moore has successfully built investment and corporate banking ventures in addition to developing extensive corporate and investment banking relationships throughout the industrial world. Currently, Mr. Moore is principal of Moore, Clayton & Co., a private strategic investment and advisory firm. Formerly, Mr. Moore was President and CEO of NEV Technologies, Inc., a division of New Energy Ventures, Inc. the largest energy service provider in the U.S. Prior to this assignment, Mr. Moore served as the Chairman of Corporate Finance for Barclays De Zoete Wedd, the investment banking division of Barclays PLC, the second largest financial institution in the United Kingdom. Mr. Moore has also served as the Chief Executive Officer of Global Investment Banking Services, as well as a member of the Board of Directors of Bankers Trust Company, and he opened Goldman Sachs Asia, Ltd., in Hong Kong. In addition, he has also held senior positions in the financial services industry in Paris, London, Tokyo, Hong Kong and New York.

      Pierre Boivin, age 46 is the Co-Chairman of the Board of Directors and has been a member of the Board of Directors since April, 1999. From July 1, 1999 until September 1, 1999, Mr. Boivin served as the Company's President and Chief Executive Officer. Mr. Boivin has devoted his career to building businesses in the sports industry. Mr. Boivin currently serves as the President of the Montreal Canadiens, the most prolific team in the history of the National Hockey League. Mr. Boivin also served as President and CEO of Bauer Nike Hockey, Inc., the world's largest hockey and skating company, employing 2,000 persons with manufacturing operations in Canada, the Czech Republic, Italy, Finland, Thailand, and China and sales of products in 36 countries. Prior to his association with Bauer Nike Hockey, Mr. Boivin was President and CEO of Weider Sporting Goods, Inc., a world leader in home fitness equipment.

        Kenneth Denos, age 32, serves as Executive Vice President, General Counsel, Secretary and has been a member of the Board of Directors since April, 1999. Previously, Mr. Denos practiced with the Salt Lake City-based law firm of Jones Waldo, Holbrook & McDonough, concentrating on growing technology and Internet-based companies, providing assistance in corporate governance, debt and equity financing, joint ventures, licensing, mergers, acquisitions, and securities law compliance. Mr. Denos holds a Bachelor of Arts degree with distinction from the University of Utah in Business Finance and Political Science, and holds a Master of Business Administration Degree from the University of Utah School of Business and a Juris Doctor from the University of Utah College of Law. Prior to practicing with Jones, Waldo, he was special projects manager at Utah Technology Finance Corporation, a technology based lending agency.

      David Bradford, age 49, joined the Company's Board of Directors in October, 1999. Mr. Bradford currently serves as senior vice president, general counsel, and a member of the Board of Directors for Novell, Inc., the world's leading computer networking firm. Mr. Bradford is past chairman of the board of the Business Software Alliances, the leading business software trade association. He sits on a number of boards, including Pervasive Software, Inc., a leading supplier of database technology, I- Link, an innovator in telecommunications on the Internet, and Found.com, an Internet start-up.

      Timothy Shields, age 35, has been involved with the Company since its inception and has been a member of the Board of Directors since April, 1999. Mr. Shields holds a Bachelor of Arts degree with honors in History and Political Science from Brigham Young University Hawaii, and a Master of Business Administration Degree from Kennedy Western University. From 1994-1997, Mr. Shields owned and managed a sports therapy business, catering to orthopaedic surgeons, chiropractors, and professional sports franchises such as the Los Angeles Dodgers. From 1990-1994, he was the support services coordinator and site manager in Saudi Arabia for Colsa International, a well-known technology and information systems firm, overseeing daily operations of 180 employees in the management of public relations, personnel, and life support systems of a $55 million autonomous city, housing 500 employees and dependents.

BOARD OF DIRECTORS MEETINGS AND COMMITTEES

      The Board of Directors held one meeting during the fiscal year ended December 31, 1999. Each director attended at least 75% of the total number of meetings of the Board of Directors held during such period and the total number of meetings held during such period by all committees of the Board of Directors on which that director served.

      The Company has standing Audit and Compensation Committees. The Audit Committee members are Pierre Boivin, Anthony Moore, Kenneth Denos, and David Hill. Anthony Moore is the Chairman of the Audit Committee. The Audit Committee's responsibilities include, among other other things, recommending the selection of the Company's independent public accountants to the Board of Directors, reviewing the activities and the reports of the independent public accountants, reviewing the independence of the independent public accountants and examining the adequacy of the Company's internal controls and internal auditing methods and procedures. The Audit Committee met once during 1999.

      The Compensation Committee members are Anthony Moore, Pierre Boivin, and Kenneth Denos. Mr. Moore is the Chairman of the Compensation Committee. The duties of the Compensation Committee include, among other responsibilities, making recommendations to the Board of Directors regarding the salaries, bonuses and other compensation to be paid to the Company's officers and administering the Company's Stock Option Plan. The Compensation Committee did not meet during 1999.

COMPENSATION OF DIRECTORS

      Although the Company anticipates compensating the members of its Board of Directors in the future at industry levels, current members are not paid cash compensation for their service as directors. Each director may be reimbursed for certain expenses incurred in attending Board of Directors and committee meetings. Directors may be granted stock options under the Company's 1999 Stock Option Plan.

                              EXECUTIVE OFFICERS OF THE COMPANY

        The executive officers of the Company as of April 15, 2000 were as follows:


          Name                     Age                       Position
          ----                     ---                       --------
Kenneth Denos                       32             Executive Vice President and General Counsel
David Hill                          36             Chief Financial Officer


      Set forth below is the business background of David Hill, an executive officer of the Company. Information on the business background of Kenneth Denos is set forth above under the caption "Proposal I - Election of Directors."

      David Hill, 36, joined the Company in September, 1999, serving as Chief Financial Officer. Mr. Hill previously served as the North American Regional Controller for NuSkin International, inc., a publicly traded worldwide direct selling firm. He has also served as Chief Financial Officer for Arrow Dynamics, Inc., an international manufacturer of advanced recreational and amusement rides. Mr. Hill holds a Bachelors and Masters Degree in Accounting from Brigham Young University, graduating summa cum laude and named outstanding accounting student of the year by the Utah Association of Certified Public Accountants. Mr. Hill is a licensed CPA, receiving the highest score in the State of Utah on the CPA exam. He has five years of auditing and accounting experience with Deloitte & Touche, serving clients in the banking, manufacturing, and retail industries.

                             EXECUTIVE COMPENSATION

      The following table sets forth certain information regarding the annual and long-term compensation for services rendered in all capacities during the fiscal year ended December 31, 1999, 1998, and 1997 of those persons who were the Company's Chief Executive Officer and other executive officers of the Company.

SUMMARY COMPENSATION TABLE

                                                                LONG-TERM
                     ANNUAL COMPENSATION                       COMPENSATION
                                                                SECURITIES
     NAME AND                                                   UNDERLYING          ALL OTHER
PRINCIPAL POSITION     YEAR        SALARY         BONUS           OPTIONS         COMPENSATION
------------------     ----       --------      --------         -------         ------------
Anthony Moore          1999       $      0      $      0         986,250         $  273,175(1)
Executive Co-          1998              0             0               0                   0
Chairman               1997              0             0               0                   0
Pierre Boivin          1999       $ 50,000(2)   $      0         986,250         $         0
Co-Chairman            1998              0             0               0                   0
                       1997              0             0               0                   0
Kenneth Denos          1999       $122,875      $      0         200,000         $         0
Executive V.P and      1998         14,750        10,000               0                   0
General Counsel        1997              0             0               0                   0
Kenneth Forrest        1999       $143,580      $      0         986,250         $         0
President              1998         16,625             0               0                   0
                       1997              0             0               0                   0
Timothy Shields        1999       $104,341      $ 14,915(3)            0         $    50,549(4)
V.P. of Sales          1998         12,875        34,000(3)            0                   0
                       1997              0         2,000(3)            0                   0
George Napier          1999       $      0      $      0               0         $         0
President and CEO      1998              0             0               0                   0
                       1997              0             0               0                   0
Darren Heiselt         1999       $      0      $      0               0         $         0
President and CEO      1998              0             0               0                   0
                       1997              0             0               0                   0
Richard Lubic          1999       $ 26,042(5)   $      0               0         $         0
President and CEO      1998              0             0               0                   0
                       1997              0             0               0                   0
Rodger Smith           1999       $ 99,621      $      0               0         $         0
V.P. of Marketing      1998         13,500             0               0                   0
                       1997              0             0               0                   0

(1) Represents consulting fees of $134,800 earned in 1999 by Moore, Clayton & Co., of which Mr. Moore is a principal, and finder's fees of $138,375 earned in connection with capital raising activities during 1999.

(2) Represents salary earned by Mr. Boivin as Chief Executive Officer of the Company during three months of 1999.

(3) Represents bonus payments made to Mr. Shields in connection with the sales activity of the Company's distributor force.

(4) Represents finder's fees earned in connection with capital raising activities during 1999.

(5) Represents salary earned by Mr. Lubic as Chief Executive Officer during five months of 1999.

OPTIONS GRANTS IN LAST FISCAL YEAR




                                              PERCENTAGE OF
                                              TOTAL OPTIONS
                     NUMBER OF SECURITIES      GRANTED TO
                          UNDERLYING            EMPLOYEES       EXERCISE PRICE      EXPIRATION
NAME                    OPTIONS GRANTED      IN FISCAL YEAR       PER SHARE            DATE
----                 --------------------    --------------       ---------            ----
Anthony Moore(1)            986,250              15.37%             $2.63            08/23/04
Anthony Moore(1)            200,000               3.12%             $2.13            09/17/04
Pierre Boivin               986,250              15.37%             $2.63            08/23/04
Kenneth Denos               200,000               3.12%             $2.13            09/17/04
Kenneth Forrest             986,250              15.37%             $2.63            08/23/04
Timothy Shields                0                    -                 -                  -
George Napier(2)               0                    -                 -                  -
Darren Heiselt                 0                    -                 -                  -
Richard Lubic                  0                    -                 -                  -
Rodger Smith                   0                    -                 -                  -

(1) Includes options granted to Moore, Clayton & Co. of which Mr. Moore is a principal.

(2) During 1999, the Company granted options to Mr. Napier to purchase 2,000,000 shares of Common Stock, vesting over a three-year period. These options expired in connection with the resignation of Mr. Napier as an officer and director of the Company on January 1, 2000.


AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND YEAR END OPTION VALUES




                                                NUMBER OF UNEXERCISED         VALUE OF UNEXERCISED
                     SHARES                            OPTIONS                IN-THE-MONEY OPTIONS
NAME                ACQUIRED       VALUE        AT DECEMBER 31, 1999        AT DECEMBER 31, 1999 (1)
                   ON EXERCISE    REALIZED   EXERCISABLE / UNEXERCISABLE   EXERCISABLE / UNEXERCISABLE
                   -----------    --------   ---------------------------   ---------------------------
Anthony Moore           0             0            493,125/693,125                   $ 0/0
Pierre Boivin           0             0            493,125/493,125                     0/0
Kenneth Denos           0             0               0/200,000                        0/0
Kenneth Forrest         0             0            493,125/493,125                     0/0
Timothy Shields         0             0                  0/0                           0/0
George Napier           0             0                  0/0                           0/0
Darren Heiselt          0             0                  0/0                           0/0
Richard Lubic           0             0                  0/0                           0/0
Rodger Smith            0             0                  0/0                           0/0

(1) Based on the closing sales price of the Common Stock on the NASD Electronic Bulletin Board on December 31, 1999 of $1.00.

CERTAIN RELATIONSHIPS AND TRANSACTIONS

        Effective June 30, 1998, SportsNuts.com, Inc., the Company's controlled subsidiary ("SNC"), converted to 340,000 shares of its common stock (since converted into 222,668 shares of Common Stock of the Company), certain promissory notes totaling $127,000 held by Daniel Klibanoff, a principal shareholder of the Company.

        Effective August 6, 1998, the Company began production of selected radio, television and print advertising for distribution into selected metropolitan markets in the western United States. The Company utilized the services of DL Hawk Communications, Inc. ("DL Hawk"), an advertising placement firm, to assist the Company in this regard. During 1998 and 1999, the Company paid $85,000 and $285,510, respectively, to DL Hawk in connection with the production and placement of its advertising. DL Hawk is a corporation owned and controlled by Richard Lubic, a principal shareholder and a former member of the Board of Directors.

        Effective November 13, 1998, Kenneth Forrest, a principal shareholder of the Company and a former officer and director of the Company, converted $100,000 in accrued but unpaid salary, for service to SNC as its Chief Executive Officer, into a warrant to purchase 300,000 shares of its common stock for $0.50 per share (now converted into a warrant to purchase 196,471 shares of the Company's Common Stock for $0.76 per share). This warrant expires two years from the date of grant.

        Effective December 18, 1998, SNC entered into an agreement with Anthony Moore, Executive Co-Chairman of the Company, to assist SNC and the Company in various financial matters. The agreement, which expired on June 30, 1999, provided for a payment of cash and the issuance of Common Stock and warrants for his services as rendered on an as-needed basis. The Company paid Mr. Moore $138,375 in connection with the performance of such services and issued warrants to purchase 113,688 shares of Common Stock for an exercise price of $1.00 per share.

        Effective April 15, 1999, the Company entered into a consulting agreement with Moore, Clayton & Co., a private investment and advisory firm, to receive strategic financial and marketing consulting services. The agreement, as amended, provides for a retainer of $5,000 per month, with consulting services to be drawn against the retainer at the rate of $200 per hour. The agreement also provides for the issuance of an option on a monthly basis to purchase 5,000 shares of Common Stock of the Company, at an exercise price of $1.00 per share. Anthony Moore, Executive Co-Chairman of the Company, is a principal of Moore, Clayton & Co.

        Effective July 1, 1999, the Company entered into a second consulting agreement with Moore, Clayton & Co., to run concurrently with the first agreement described in the paragraph above. The second agreement provides for a cash payment of $10,000 per month, with an option to purchase 986,250 shares of Common Stock, vesting ratably over a two-year period, at an exercise price of $2.63 per share. The second agreement also provides for reimbursement of expenses as they are incurred, together with a cash bonus equal to five percent (5%) of the gross value of certain transactions involving the Company (defined as an underwritten secondary public offering of at least $10 million or a merger or acquisition with a company for cash or securities traded on a national securities exchange). Anthony Moore, Executive Co-Chairman of the Company, is a principal of Moore, Clayton & Co.

        Effective July 1, 1999, the Company entered into an agreement with Pierre Boivin, the Co-Chairman of the Company. The agreement provides for a cash bonus equal to five percent (5%) of the gross value of certain transactions involving the Company (defined as an underwritten secondary public offering of at least $10 million or a merger or acquisition with a company for cash or securities traded on a national securities exchange).

        Pursuant to the Company's private offering of Common Stock which commenced July 1, 1999, the Company paid Timothy Shields, a member of the Board of Directors, $50,549 in finder's fees for his efforts in connection with such offering.

      Effective September 17, 1999, the Company granted an option to Moore, Clayton & Co. to purchase 200,000 shares of Common Stock at a purchase price of $2.13 per share. The option vests ratably over a three-year period from the date of grant. Anthony Moore, Executive Chairman of the Company, is a principal of Moore, Clayton & Co.


      Effective February 4, 2000, the Company sold and issued a promissory note to Moore, Clayton & Co. secured by certain tangible and intangible assets of the Company (the "MCC Note") in exchange for $20,000 in cash proceeds. As of May 4, 2000, the principal amount of the MCC Note is convertible into 400,000 shares of Common Stock of the Company. Anthony Moore, Executive Co-Chairman of the Company, is a principal of Moore, Clayton & Co. On March 30, 2000, the Company filed the MCC Note with the Securities and Exchange Commission as an Exhibit to the Company's annual report on Form 10-KSB for the year ended December 31, 1999.

      Effective March 10, 2000, the Company sold and issued a promissory note to George Napier, a former member of the Board of Directors, secured by certain tangible and intangible assets of the Company (the "Napier Note") in exchange for $20,000 in cash proceeds. As of May 1, 2000, the principal amount of the Napier Note is convertible into 400,000 shares of Common Stock of the Company. On March 30, 2000, the Company filed the Napier Note with the Securities and Exchange Commission as an Exhibit to the Company's annual report on Form 10-KSB for the year ended December 31, 1999.

      The Company is currently leasing certain of its equipment and is providing fee-based computer services to a third-party network marketing firm. The Company is also contemplating entering into an agreement with such firm to promote the SportsNuts.com site and its services. Kenneth Forrest and Timothy Shields, principal shareholders and former directors and executive officers of the Company, are directors and shareholders of this network marketing firm. The equipment lease agreement and computer services agreements are each set forth as exhibits to the Company's 10-KSB as filed with the Securities and Exchange Commission on March 30, 2000.


-------------------------------------------------------------------------------

            PROPOSAL 2 - RESTATEMENT OF CERTIFICATE OF INCORPORATION
-------------------------------------------------------------------------------


GENERAL

      The Board of Directors has approved the restatement of the Company's Certificate of Incorporation, providing for an increase in the number of authorized shares of Common Stock and Preferred Stock that may be issued by the Company. In addition, the Board of Directors has also approved a 20-for-1 reverse stock split which will, if approved by the stockholders, reduce the number of outstanding shares to 1/20th of the current number of shares of Common Stock issued and outstanding. No other changes to the Company's Certificate of Incorporation are presently under consideration. A copy of the Company's restated Certificate of Incorporation is attached as an Exhibit to this Proxy Statement.

PURPOSE

      The Company is aggressively seeking investment capital in order to maintain ongoing operations and to allow the Company to execute its business plan. One impediment to this effort has been the Company's current capital structure. Management believes that the combination of an increase in the number of authorized shares of Common and Preferred Stock, together with a reverse split of its outstanding shares, will give the Board of Directors the flexibility to attract additional equity investment into the Company and allow the Company the opportunity to scale up its operations and more effectively address the needs of the Internet amateur sports marketplace. Although current stockholders will likely experience substantial dilution as a result of these changes in the Company's capital structure, management believes that such changes will increase the likelihood of attracting such investment and continuing the operations of the Company.

DILUTIVE EFFECT

      The Board of Directors has approved an increase in the number of authorized shares of Common Stock from 50,000,000 to 200,000,000 shares, and an increase in the number of authorized shares of Preferred Stock from 5,000,000 to 20,000,000 shares. These increases will enable the Board of Directors, without shareholder consent, to issue a substantial number of shares of Common and/or Preferred Stock for such consideration as it deems sufficient under the circumstances. Such an increase, together with a corresponding issuance of a considerable number of shares of Common or Preferred Stock, could result in substantial dilution to existing shareholders and, in particular, could significantly reduce the proportionate ownership and voting power of current stockholders. Notwithstanding the foregoing, Management of the Company believes that the Company's ability to raise additional capital (and therefore continue its operations) is substantially dependent upon its ability to issue sufficient equity in exchange for such capital. Consequently, an increase in the number of authorized shares is viewed by Management as essential for the Company to continue as a going concern.

REVERSE SPLIT

      The Board of Directors has approved a 20-for-1 reverse split ("Split") of the Company's outstanding capital stock. Based on the number of shares outstanding as of April 1, 2000, the Company expects to have 919,918 shares of its Common Stock outstanding immediately after the split. No shares of Preferred Stock are currently outstanding as of April 1, 2000. The purpose of the Split is to bring the Company's capital structure to a more manageable level and increase the likelihood of attracting investment capital. The Split, by itself, will not affect any shareholder's percentage ownership in the Company.

VOTE REQUIRED AND BOARD OF DIRECTORS RECOMMENDATION

      The affirmative vote of the holders of at least a majority of the shares of the Company's Common Stock represented in person or by proxy is required for the approval of the restatement of the Company's Certificate of Incorporation and 20-for-1 reverse stock Split.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS APPROVE THE RESTATEMENT OF THE COMPANY'S CERTIFICATE OF INCORPORATION AND 20-FOR- 1 REVERSE STOCK SPLIT.


-------------------------------------------------------------------------------

         PROPOSAL 3 - RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS
-------------------------------------------------------------------------------


      The Board of Directors has selected Jones, Jensen & Co. for the Company as independent certified public accountants to examine the Company's financial statements for the year ended December 31, 2000. Representatives of Jones, Jensen & Co. will be present at the Annual Meeting to answer appropriate questions, but are not expected to make any formal presentation.

VOTE REQUIRED AND BOARD OF DIRECTORS RECOMMENDATION

      Ratification of Jones, Jensen & Co. as the Company's independent auditors will require the affirmative vote of a majority of the total number of votes of outstanding shares of Common Stock present in person or represented by proxy at the Annual Meeting and entitled to vote.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR RATIFICATION OF THE COMPANY'S SELECTION OF INDEPENDENT AUDITORS.

-------------------------------------------------------------------------------

                                  OTHER MATTERS
-------------------------------------------------------------------------------



      As of the date of this Proxy Statement, the Board of Directors knows of no other matter to be brought before the Annual Meeting. If other matters are properly brought before the Annual Meeting or any adjournment or postponement thereof, it is intended that the persons named in the enclosed proxy will have discretionary authority to vote on such matters in accordance with their best judgement acting together or separately.

-------------------------------------------------------------------------------

                             ADDITIONAL INFORMATION
-------------------------------------------------------------------------------

      The Annual Report to Stockholders on Form 10-KSB concerning the operations of the Company for the fiscal year ending December 31, 1999, including financial statements, is enclosed with this Proxy Statement.

      The Company is a voluntary reporting company under Section 15(d) of the Securities Exchange Act of 1934, Commission File No. 333-14477, and in accordance therewith files reports on Forms 10- QSB, 10-KSB, and 8-K with the Securities and Exchange Commission (the "Commission"). Such reports and other information can be inspected, and copies can be obtained at the public reference facilities of the Commission at Room 1024, 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates. The Company will provide without charge to any shareholder of the Company, upon written or oral request of any such person, a copy of the Company's annual report on Form 10-KSB for the year ended December 31, 1999. Such requests should be addressed to SportsNuts.com International, Inc., The Towers at South Towne II, 10421 South 400 West, Suite 550, Salt Lake City, Utah 84095, Attention: Bryan R. Wrigley, Investor Relations. (Telephone:
(801) 816-2500).


                                  BY ORDER OF THE BOARD OF DIRECTORS


                                 /s/ Kenneth Denos
                                 ---------------------------------------------
                                 Kenneth Denos
                                 Secretary

                                   EXHIBIT "A"

                                    PROPOSED
                      RESTATED CERTIFICATE OF INCORPORATION

      SportsNuts.com International, Inc., a corporation organized and existing under the laws of the State of Delaware, hereby certifies as follows:

      1. The name of the corporation is SportsNuts.com International, Inc., and it was originally incorporated under the name of Durwood, Inc., and the original Certificate of Incorporation of the corporation was filed with the Secretary of State of Delaware of July 12, 1996. A Restated Certificate of Incorporation changing the corporate name to SportsNuts.com International, Inc. was filed with the Secretary of State of the State of Delaware on April 6, 1999.

      2. Pursuant to Section 242 and 245 of the General Corporation Law of the State of Delaware, this Restated Certificate of Incorporation restates and integrates and further amends the provisions of the Certificate of Incorporation of this corporation.

      3. The text of the Restated Certificate of Incorporation as heretofore amended or supplemented is hereby restated and further amended to read in its entirety as follows:

                          CERTIFICATE OF INCORPORATION
                                       OF
                       SPORTSNUTS.COM INTERNATIONAL, INC.

                                 ARTICLE I. NAME

      The name of the corporation is SPORTSNUTS.COM INTERNATIONAL, INC. (the "Corporation").

                          ARTICLE II. REGISTERED OFFICE

      The address of the Corporation's registered office in the State of Delaware is Corporation Service Company, 1013 Centre Road, in the City of Wilmington, in the County of New Castle, in the State of Delaware. The name of the registered agent at such address is The Corporation Trust Company.

                              ARTICLE III. PURPOSE

      The purpose or purposes of the corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware.

                            ARTICLE IV. CAPITAL STOCK

      The Corporation is authorized to issue two classes of shares to be designated, respectively, "Preferred Stock" and "Common Stock." The number of shares of Preferred Stock authorized to be issued is Twenty Million (20,000,000). The number of shares of Common Stock authorized to be issued is Two Hundred Million (200,000,000). The Preferred Stock and the Common Stock shall each have a par value of $.002 per share.

            (a) Provisions Relating to the Common Stock. Each holder of Common Stock is entitled to one vote for each share of Common Stock standing in such holder's name on the records of the Corporation on each matter submitted to a vote of the stockholders, except as otherwise required by law.

            (b) Provisions Relating to Preferred Stock. The Board of Directors (the "Board") is authorized, subject to limitations prescribed by law and the provisions of this Article IV, to provide for the issuance of the shares of Preferred Stock in accordance with Sections 102(a) and 151(a) of the General Corporation Law of Delaware, in one or more series, and by filing a certificate pursuant to the applicable law of the State of Delaware, to establish from time to time the number of shares to be included in each such series, and to fix the designation, powers, preferences and rights of the shares of each such series and the qualification, limitations or restrictions thereof.

                                ARTICLE V.  BOARD OF DIRECTORS

            (a) Number. The number of directors, constituting the entire Board shall be fixed from time to time by vote of a majority of the entire Board, provided, however, that the number of directors shall not be reduced so as to shorten the terms of any director at any time in office.

            (b) Classified Board. The Board shall be divided into three classes, as nearly equal in numbers as the then total number of directors constituting the entire Board permits with the term of office of one class expiring each year. At the first annual meeting of the stockholders, directors of the first class will be elected to hold office for a term expiring at the next succeeding annual meeting, directors of the second class will be elected to hold office for a term expiring at the second succeeding annual meeting, and directors of the third class will be elected to hold office for a term expiring at the third succeeding annual meeting.

            (c) Vacancies. Vacancies on the Board shall be filled by the affirmative vote of the majority of the remaining directors, though less than a quorum of the Board, or by election at an annual meeting or at a special meeting of the stockholders called for that purpose.

            (d) Election of directors need not be by written ballot.

                               ARTICLE VI. BY-LAWS

      In furtherance and not in limitation of the powers conferred by statute, the Board is expressly authorized to make, alter, amend or repeal the By-Laws of the Corporation.

                             ARTICLE VII. LIABILITY

      To the fullest extent permitted by the Delaware General Corporation Law as the same exists or as may hereafter be amended, no director of the Corporation shall be personally liable to the Corporation or its stockholders for or with respect to any acts or omissions in the performance of his or her duties as a director of the Corporation. Any amendment or repeal of this Article VII will not eliminate or reduce the affect of any right or protection of a director of the Corporation existing immediately prior to such amendment or repeal.

                    ARTICLE VIII. SPECIAL VOTING REQUIREMENTS

      The following actions, when submitted to the stockholders of the Corporation for their consideration, shall require the affirmative vote of at least 66-2/3% of the outstanding Common Stock of the Corporation: amendment of Sections (a), (b), or (c) of Article V of the Certificate of Incorporation. The foregoing voting requirements shall not otherwise be deemed to affect the voting rights granted by this Certificate of Incorporation, by By-Laws, or the Delaware General Corporation Law, to the Board.

      IN WITNESS WHEREOF, this Restated Certificate of Incorporation has been signed under the seal of the Corporation this _____ day of ____________, 2000.



                                       SPORTSNUTS.COM INTERNATIONAL, INC.


                                       By:
                                          -------------------------------------
                                              Kenneth I. Denos, Secretary

                           (FRONT SIDE OF PROXY CARD)

                                      PROXY
                       SPORTSNUTS.COM INTERNATIONAL, INC.
                         10421 SOUTH 400 WEST, SUITE 550
                            SALT LAKE CITY, UT 84095

                         Annual Meeting of Shareholders

                      THIS PROXY IS SOLICITED ON BEHALF OF
                             THE BOARD OF DIRECTORS

The undersigned hereby appoints Kenneth I. Denos, proxy with full power as designated below, all of the shares of Common Stock of SportsNuts.com International, Inc., held of record by the undersigned on April 15, 2000, at the Annual Meeting of the Shareholders to be held on Friday, June 2, 2000, or any adjournment(s) thereof, such proxy being directed to vote as specified below.

To vote in accordance with the board of directors' recommendations, sign on the reverse side: no boxes need be checked. To vote against any of the recommendations, check the appropriate box or boxes marked "AGAINST" below.

The board of directors recommends votes FOR the proposals:

1.    ELECTION OF DIRECTORS

      [ ]  FOR ALL NOMINEES LISTED BELOW FOR      [ ]  WITHHOLD AUTHORITY TO
           THE TERMS ENDING IN THE YEAR SET            VOTE FOR ALL NOMINEES
           FORTH OPPOSITE THEIR NAMES                  LISTED BELOW

        (except as indicated to the contrary in the space below)

               Anthony R. Moore
               Pierre R. Boivin
               Kenneth I. Denos
               David R. Bradford
               Timothy R. Shields

To withhold a vote from any nominee(s), print the name(s) of such person(s) in the space provided:

----------------------------------
----------------------------------

2. APPROVAL OF A RESTATEMENT OF THE COMPANY'S CERTIFICATE OF INCORPORATION PROVIDING FOR AN INCREASE IN THE NUMBER OF AUTHORIZED SHARES AND A 20-FOR-1 REVERSE SPLIT OF OUTSTANDING SHARES.

     [ ]   FOR                [ ]  AGAINST                   [ ]   ABSTAIN

3. APPOINTMENT OF JONES, JENSEN & CO., CERTIFIED PUBLIC ACCOUNTANTS, AS INDEPENDENT AUDITORS FOR THE YEAR ENDED DECEMBER 31, 2000.

     [ ]   FOR                [ ]  AGAINST                   [ ]   ABSTAIN

4. IN THEIR DISCRETION, proxy holders are authorized to vote upon such other business as may properly come before the annual meeting.

     [ ]   FOR                [ ]  AGAINST                   [ ]   ABSTAIN

                            (BACK SIDE OF PROXY CARD)

THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO DIRECTION IS INDICATED, IT WILL BE VOTED "FOR" THE PROPOSALS OUTLINED ABOVE.

Please sign exactly as the name appears on your Stock Certificate. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If the shares are owned by a corporation an authorized officer must sign in the full corporate name of the partnership.

Dated:  ______________________


-------------------------------          -------------------------------------
NUMBER OF SHARES HELD OF RECORD          NUMBER OF SHARES HELD AT BROKERAGE OR
                                         CLEARING HOUSE


--------------------------------------------------------------------------------
                       NAME OF BROKERAGE OR CLEARING HOUSE


-------------------------------          -------------------------------------
SIGNATURE                                SIGNATURE (if held jointly)


-------------------------------          -------------------------------------
PRINT NAME                               PRINT NAME

RETURN PROXY TO:                SPORTSNUTS.COM INTERNATIONAL, INC.
                                ATTN: KENNETH DENOS, SECRETARY
                                10421 SOUTH 400 WEST, SUITE 550
                                SALT LAKE CITY, UT 84095